UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2024 (August 1, 2024)

BLACKROCK TCP CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TCPC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 1, 2024, BlackRock TCP Capital Corp. (“TCPC”) completed Amendment No. 7 (the “Amendment”) with respect to: (i) the Amended & Restated Senior Secured Revolving Credit Agreement, dated as of May 6, 2019 and as amended by amendment nos. 1-4, the omnibus amendment and amendment no. 6 thereto (collectively, the “Prior Amendments”), by and among Special Value Continuation Partners LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of TCPC (“SVCP”), as borrower, ING Capital LLC (“ING”), as administrative agent, collateral agent, arranger and bookrunner, and the lenders party thereto (as amended by the Amendment and the Prior Amendments, the “A&R SVCP Credit Agreement”); and (ii) the Third Amended and Restated Fee Letter, dated as of August 1, 2024, by and among ING and SVCP. Terms used but not defined herein have the meanings given to them in the A&R SVCP Credit Agreement.

The Amendment, among other things, (i) extends the expiration date of the A&R SVCP Credit Agreement and the maturity date with respect to loans made thereunder to August 1, 2028 and August 1, 2029, respectively, (ii) deletes references to the 2022 Notes, (iii) removes certain borrowing base restrictions, (iv) lowers the SOFR adjustment, (v) updates the minimum amount of stockholder’s equity figure, (vi) updates the “change in control” provisions to account for personnel changes and structuring variations and (vii) updates certain mechanical/administrative provisions, including provisions for replacing CDOR and other reference rates.

In addition, the A&R SVCP Credit Agreement continues to contain customary representations, covenants (including restrictions on the incurrence of additional indebtedness, liens and dividends, and requirements to maintain (i) a certain minimum amount of shareholder’s equity, (ii) a certain minimum ratio of the value of the collateral to the Covered Debt Amount and (iii) a certain minimum ratio of total assets, less all liabilities other than indebtedness, to indebtedness) and events of default.

The description above is only a summary of the material provisions of the A&R SVCP Credit Agreement and is qualified in its entirety by reference to the provisions of the A&R SVCP Credit Agreement, a copy which is attached hereto as Exhibit 10.1.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF REGISTRATION

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Amendment No. 7 to Amended & Restated Senior Secured Revolving Credit Agreement, dated August 1, 2024, by and among Special Value Continuation Partners LLC, the subsidiary guarantors party thereto, ING Capital LLC, as administrative agent, arranger and bookrunner and the lenders party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK TCP CAPITAL CORP.

Date: August 5, 2024	By:	/s/ Erik L. Cuellar
	Name:	Erik L. Cuellar
	Title:	Chief Financial Officer and Treasurer